Supplement Dated November 1, 2007
to the
Prospectus Dated May 1, 2007
for
ProtectiveRewardsB2A® Variable Annuity

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

For Contracts purchased November 1, 2007 or later, the persistency reward will begin on the eighth Contract
Anniversary, regardless of the amount of your initial Purchase Payment. The following changes are made to the
Prospectus:

The section titled "FEES AND EXPENSES, Example of Charges" on page 5 of the Prospectus is modified to remove the reference to the persistency reward available to Contractholders on the first Contract Anniversary for initial purchase payments of $250,000 or more.

The section titled "SUMMARY, What is the persistency reward?" on page 9 of the Prospectus is modified to remove the reference to the persistency reward available to Contractholders on the first Contract Anniversary for initial purchase payments of $250,000 or more.

The section titled "Persistency Reward" on page 25 of the Prospectus is modified to remove the reference to the persistency reward available to Contractholders on the first Contract Anniversary for initial purchase payments of
$250,000 or more.